EXHIBIT 32

CERTIFICATION BY

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jerald K. Dittmer, Chief Executive Officer, and Derek P.  Schmidt, Chief Financial Officer and Chief Operating Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;

(2)The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: September 8, 2021

/s/ Jerald K. Dittmer
Jerald K. Dittmer Chief Executive Officer

/s/ Derek P. Schmidt
Derek P. Schmidt Chief Financial Officer and Chief Operating Officer